Exhibit (a)(1)(I)

(International Electronic)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the Joint Election form, in the attached Appendix A and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A AND APPENDIX B (IF ANY) WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

ELECTRONIC ARTS INC.

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award, Appendix A and Appendix B (if any). Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept this Award electronically pursuant to the online acceptance procedure established by the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety.

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(NON-U.S. EMPLOYEES)

1. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”), the Appendix B for Participant’s country (if any) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award and/or Appendix B (if any), the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

2. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

3. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.”

4. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

5. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

6. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

7. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

8. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that

Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of the Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award Units, the subsequent sale of Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Prior to delivery of Shares of Common Stock upon the vesting of the Award Units (“Award Shares”), Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer. In this regard, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares, provided that the Company only withholds a number of Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer; or

(iii) selling or arranging for the sale of Award Shares.

The Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described. The Company may refuse to deliver the Award Shares if Participant fails to comply with his or her obligations in connection with the Tax Items as described in this section.

10. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

14. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

15. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

17. Language. If Participant has received this Award agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control unless otherwise prescribed by local law.

18. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

19. Entire Agreement. The Award, including this Appendix A, Appendix B (if any) and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

(International Written)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the attached Appendix A, in the Appendix B for Participant’s country (if any) and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A AND APPENDIX B (IF ANY) WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

ELECTRONIC ARTS INC.

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award and signing below, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award, Appendix A and Appendix B (if any). Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept this Award by executing and delivering a signed paper version of this Award to the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety.

Sign:		Date:
Participant Name

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(NON-U.S. EMPLOYEES)

1. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”), the Appendix B for Participant’s country (if any) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award and/or Appendix B (if any), the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

2. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

3. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.”

4. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

5. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

6. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

7. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

8. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that

Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of the Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award Units, the subsequent sale of Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Prior to delivery of Shares of Common Stock upon the vesting of the Award Units (“Award Shares”), Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer. In this regard, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares, provided that the Company only withholds a number of Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer; or

(iii) selling or arranging for the sale of Award Shares.

The Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described. The Company may refuse to deliver the Award Shares if Participant fails to comply with his or her obligations in connection with the Tax Items as described in this section.

10. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

14. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

15. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

17. Language. If Participant has received this Award agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control unless otherwise prescribed by local law.

18. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

19. Entire Agreement. The Award, including this Appendix A, Appendix B (if any) and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

(Hong Kong)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the attached Appendix A, in the Appendix B for Participant’s country (if any) and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A AND APPENDIX B (IF ANY) WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

ELECTRONIC ARTS INC.

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award, Appendix A and Appendix B (if any). Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept this Award electronically pursuant to the online acceptance procedure established by the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety.

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(NON-U.S. EMPLOYEES)

1. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”), the Appendix B for Participant’s country (if any) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award and/or Appendix B (if any), the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

2. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

3. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.”

4. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

5. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

6. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

7. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

8. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that

Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of the Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award Units, the subsequent sale of Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Prior to delivery of Shares of Common Stock upon the vesting of the Award Units (“Award Shares”), Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer. In this regard, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares, provided that the Company only withholds a number of Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer; or

(iii) selling or arranging for the sale of Award Shares.

The Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described. The Company may refuse to deliver the Award Shares if Participant fails to comply with his or her obligations in connection with the Tax Items as described in this section.

10. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

14. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

15. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

17. Language. If Participant has received this Award agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control unless otherwise prescribed by local law.

18. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

19. Entire Agreement. The Award, including this Appendix A, Appendix B (if any) and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

APPENDIX B

HONG KONG

ELECTRONIC ARTS INC. 2000 EQUITY INCENTIVE PLAN

OWNERSHIP AWARD FOR NON-US EMPLOYEES

Securities Law Notice

This offer of Award Units and the Shares of Common Stock to be issued pursuant to the Award are not a public offer of securities and are available only for employees of the Company or any of its Subsidiaries participating in the Plan.

Award Units Payable Only in Shares

Award Units granted to Participants in Hong Kong shall be paid in Shares only and do not provide any right for Participant to receive a cash payment, notwithstanding any discretion contained in the Plan, or any provision in the Award to the contrary.

(India)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the attached Appendix A, in the Appendix B for Participant’s country (if any) and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A AND APPENDIX B (IF ANY) WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

ELECTRONIC ARTS INC.

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award and signing below, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award, Appendix A and Appendix B (if any). Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept this Award by executing and delivering a signed paper version of this Award to the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety.

Sign:		Date:
Participant Name

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(NON-U.S. EMPLOYEES)

1. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”), the Appendix B for Participant’s country (if any) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award and/or Appendix B (if any), the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

2. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

3. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.”

4. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

5. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

6. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

7. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

8. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that

Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of the Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award Units, the subsequent sale of Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Prior to delivery of Shares of Common Stock upon the vesting of the Award Units (“Award Shares”), Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer. In this regard, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares, provided that the Company only withholds a number of Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer; or

(iii) selling or arranging for the sale of Award Shares.

The Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described. The Company may refuse to deliver the Award Shares if Participant fails to comply with his or her obligations in connection with the Tax Items as described in this section.

10. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

14. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

15. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

17. Language. If Participant has received this Award agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control unless otherwise prescribed by local law.

18. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

19. Entire Agreement. The Award, including this Appendix A, Appendix B (if any) and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

APPENDIX B

INDIA

ELECTRONIC ARTS INC. 2000 EQUITY INCENTIVE PLAN

OWNERSHIP AWARD FOR NON-US EMPLOYEES

Exchange Control Notification

To the extent required by local law, Participant must immediately repatriate all proceeds resulting from the sale of Shares of Common Stock issued pursuant to the Award to India and convert the proceeds into local currency. Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the foreign currency. Participant should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or Participant’s employer requests proof of repatriation.

(Italy)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the attached Appendix A, in the Appendix B for Participant’s country (if any) and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A AND APPENDIX B (IF ANY) WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

ELECTRONIC ARTS INC.

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award and signing below, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award, Appendix A and Appendix B (if any). Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept this Award by executing and delivering a signed paper version of this Award to the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety.

Sign:		Date:
Participant Name

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(NON-U.S. EMPLOYEES)

1. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”), the Appendix B for Participant’s country (if any) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award and/or Appendix B (if any), the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

2. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

3. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.”

4. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

5. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

6. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

7. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

8. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that

Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of the Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award Units, the subsequent sale of Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Prior to delivery of Shares of Common Stock upon the vesting of the Award Units (“Award Shares”), Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer. In this regard, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares, provided that the Company only withholds a number of Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer; or

(iii) selling or arranging for the sale of Award Shares.

The Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described. The Company may refuse to deliver the Award Shares if Participant fails to comply with his or her obligations in connection with the Tax Items as described in this section.

10. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

14. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

15. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

17. Language. If Participant has received this Award agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control unless otherwise prescribed by local law.

18. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

19. Entire Agreement. The Award, including this Appendix A, Appendix B (if any) and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

APPENDIX B

ITALY

ELECTRONIC ARTS INC. 2000 EQUITY INCENTIVE PLAN

OWNERSHIP AWARD FOR NON-US EMPLOYEES

Data Privacy Consent

Notwithstanding any provision of the Award, this section in the Appendix B applies in regards to data privacy in Italy.

Participant hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of personal data as described in this section of the Appendix B by and among, as applicable, the Participant’s employer and the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Participant’s employer, the Company and any of its Subsidiaries may hold certain personal information about Participant, including, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of the Common Stock or directorships held in the Company, details of the Award Units or any other entitlement to shares of the Company’s Common Stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of managing and administering the Plan (“Data”).

Participant also understands that providing the Company with Participant’s Data is necessary for the performance of the Plan and that Participant’s denial to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan. The Controller of personal data processing is Electronic Arts Inc., with registered offices at 209 Redwood Shores Parkway, Redwood City, CA 94065, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Electronic Arts Italia SARL with registered offices at Via Agnello 6/1 Milan 20121, Italy. Participant understands that Participant’s Data will not be publicized, but it may be transferred to E*Trade Financial Services, Inc., banks, other financial institutions or brokers involved in the management and administration of the Plan. Participant further understands that the Company and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Participant’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan, including any requisite transfer to E*Trade Financial Services, Inc. or another third party with whom Participant may elect to deposit any shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer the Data in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that these recipients may be located in the European Economic Area, or elsewhere, such as the U.S. or Asia. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Participant’s Data as soon as it has accomplished all the necessary legal obligations connected with the management and administration of the Plan.

Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Participant’s Data abroad, including outside of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration and management of the Plan. Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, ask for rectification of Participant’s Data and estop, for legitimate reason, the Data processing. Furthermore, Participant is aware that Participant’s Data will not be used for direct marketing purposes. In addition, the Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s human resources department.

(Mexico)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the attached Appendix A, in the Appendix B for Participant’s country (if any) and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A AND APPENDIX B (IF ANY) WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

ELECTRONIC ARTS INC.

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award and signing below, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award, Appendix A and Appendix B (if any). Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept this Award by executing and delivering a signed paper version of this Award to the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety.

Sign:		Date:
Participant Name

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(NON-U.S. EMPLOYEES)

1. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”), the Appendix B for Participant’s country (if any) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award and/or Appendix B (if any), the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

2. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

3. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.”

4. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

5. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

6. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

7. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

8. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that

Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of the Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award Units, the subsequent sale of Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Prior to delivery of Shares of Common Stock upon the vesting of the Award Units (“Award Shares”), Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer. In this regard, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares, provided that the Company only withholds a number of Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer; or

(iii) selling or arranging for the sale of Award Shares.

The Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described. The Company may refuse to deliver the Award Shares if Participant fails to comply with his or her obligations in connection with the Tax Items as described in this section.

10. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

14. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

15. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

17. Language. If Participant has received this Award agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control unless otherwise prescribed by local law.

18. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

19. Entire Agreement. The Award, including this Appendix A, Appendix B (if any) and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

APPENDIX B

MEXICO

ELECTRONIC ARTS INC. 2000 EQUITY INCENTIVE PLAN

OWNERSHIP AWARD FOR NON-US EMPLOYEES

Labor Law Acknowledgment

By accepting the Award, Participant acknowledges, understands and agrees that: (i) the Award Units are not related to the salary and other contractual benefits granted to Participant by Participant’s employer; (ii) any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s employment; and (iii) any benefit realized under the Plan is a fringe benefit.

Policy Statement

La invitación que Electronic Arts Inc. (“Electronic Arts”) hace en relación con el Plan es unilateral y discrecional, por lo tanto, Electronic Arts se reserva el derecho absoluto para modificar o terminar el mismo, sin ninguna responsabilidad para usted.

Esta invitación y, en su caso, la adquisición de acciones, de ninguna manera establecen relación laboral alguna entre usted y Electronic Arts. Tampoco establece derecho alguno entre usted y su empleador.

English Translation

The invitation Electronic Arts Inc. (“Electronic Arts”) is making under the Plan is unilateral and discretionary and, therefore, Electronic Arts reserves the absolute right to amend it and discontinue it at any time without any liability to you.

This invitation and, in your case, the acquisition of shares does not, in any way, establish a labor relationship between you and Electronic Arts and it does not establish any rights between you and your employer.

(South Africa)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the attached Appendix A, in the Appendix B for Participant’s country (if any) and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A AND APPENDIX B (IF ANY) WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

ELECTRONIC ARTS INC.

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award, Appendix A and Appendix B (if any). Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept this Award electronically pursuant to the online acceptance procedure established by the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety.

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(NON-U.S. EMPLOYEES)

1. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”), the Appendix B for Participant’s country (if any) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award and/or Appendix B (if any), the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

2. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

3. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.”

4. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

5. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

6. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

7. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

8. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that

Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of the Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award Units, the subsequent sale of Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Prior to delivery of Shares of Common Stock upon the vesting of the Award Units (“Award Shares”), Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer. In this regard, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares, provided that the Company only withholds a number of Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer; or

(iii) selling or arranging for the sale of Award Shares.

The Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described. The Company may refuse to deliver the Award Shares if Participant fails to comply with his or her obligations in connection with the Tax Items as described in this section.

10. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

14. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

15. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

17. Language. If Participant has received this Award agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control unless otherwise prescribed by local law.

18. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

19. Entire Agreement. The Award, including this Appendix A, Appendix B (if any) and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

APPENDIX B

SOUTH AFRICA

ELECTRONIC ARTS INC. 2000 EQUITY INCENTIVE PLAN

OWNERSHIP AWARD FOR NON-US EMPLOYEES

You are subject to a lifetime cumulative offshore investment allowance of ZAR 2,000,000. Shares issued to you at vesting will not count against this limit because you do not have to pay anything for the shares.

(Spain)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the attached Appendix A, in the Appendix B for Participant’s country (if any) and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A AND APPENDIX B (IF ANY) WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

ELECTRONIC ARTS INC.

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award and signing below, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award, Appendix A and Appendix B (if any). Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept this Award by executing and delivering a signed paper version of this Award to the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety.

Sign:		Date:
Participant Name

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(NON-U.S. EMPLOYEES)

20. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”), the Appendix B for Participant’s country (if any) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award and/or Appendix B (if any), the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

21. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

22. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.”

23. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

24. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

25. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

26. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

27. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that

Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

28. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of the Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award Units, the subsequent sale of Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Prior to delivery of Shares of Common Stock upon the vesting of the Award Units (“Award Shares”), Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer. In this regard, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares, provided that the Company only withholds a number of Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer; or

(iii) selling or arranging for the sale of Award Shares.

The Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described. The Company may refuse to deliver the Award Shares if Participant fails to comply with his or her obligations in connection with the Tax Items as described in this section.

29. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

30. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

31. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

32. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

33. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

34. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

35. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

36. Language. If Participant has received this Award agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control unless otherwise prescribed by local law.

37. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

38. Entire Agreement. The Award, including this Appendix A, Appendix B (if any) and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

APPENDIX B

SPAIN

ELECTRONIC ARTS INC. 2000 EQUITY INCENTIVE PLAN

OWNERSHIP AWARD FOR NON-US EMPLOYEES

Labor Law Acknowledgment

This provision supplements Section 8 of the Award:

In accepting the Award, Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan.

Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant Award Units under the Plan to individuals who may be employees of the Company or its Subsidiaries throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its Subsidiaries on an ongoing basis. Consequently, Participant understands that the Award Units are granted on the assumption and condition that the Award Units and the Shares of Common Stock issued pursuant to the Award shall not become a part of any employment contract (either with the Company or any of its Subsidiaries) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, Participant understands that this Award would not be made to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of Award Units shall be null and void.

(United Kingdom)

ELECTRONIC ARTS INC.

OWNERSHIP AWARD

2000 EQUITY INCENTIVE PLAN

Participant Name:	Employee #:
Address:	Award #:
City, State Country Zip:	Class:
Location:

Electronic Arts Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant named above an Ownership Award (the “Award”) consisting of Restricted Stock Units issued under the Company’s 2000 Equity Incentive Plan, as amended (the “Plan”), to receive the total number of units set forth below of the Company’s common stock (the “Award Units”). The Award is subject to all of the terms and conditions set forth herein, in the Joint Election form, in the attached Appendix A and in the Plan, the provisions of which are incorporated herein by reference. The principal features of the Award are as follows:

Number of Award Units:	###
Date of Ownership Award:	dd-mmm-yyyy
Vesting Start Date:	01-Aug-2006

If you are resident and ordinarily resident in the UK at the date of grant of your Award Units, you are required to enter into a Joint NIC Election to transfer to you any liability to employer’s national insurance contributions (“NICs”) that may arise in connection with your Award Units, or in connection with further Award Units granted to you under the Plan. Executing and delivering a signed paper version of this Award indicates your acceptance of the Joint NIC Election. If you do not enter into the Joint NIC Election, your Award Units grant will not be effective, as (under the terms of the Ownership Award), you will not be able to receive any benefit in connection with your Award Units.

By entering into the Joint NIC Election:

•	you agree that any employer’s national insurance liability that may arise in connection with or pursuant to the acquisition of shares or other taxable events in connection with your Award Units will be transferred to you; and

•	you will authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due, or the sale of sufficient shares acquired under your Award Units grant.

Please read the Joint NIC Election carefully before accepting the Joint NIC Election.

Vesting Schedule: [If 2-year vesting: Fifty percent (50%) of the Award Units shall vest on each of the first and second anniversaries of the Vesting Start Date, respectively,] [If 3-year vesting: Twenty-five percent (25%) of the Award Units shall vest on the first and second anniversary of the Vesting Start Date, respectively, and the remaining fifty percent (50%) of the Award Units shall vest on the third anniversary of the Vesting Start Date,] [If 4-year vesting: Twenty-five percent (25%) of the Award Units shall vest on each of the first, second, third and fourth anniversaries of the Vesting Start Date, respectively,] provided Participant remains continuously employed by the Company or a Subsidiary throughout each vesting date (or such later date as may result from suspended vesting as provided below). Vesting will continue in accordance with the Vesting Schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum leave of absence period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE AWARD.

Signed for and on behalf of ELECTRONIC ARTS INC.

The Company acknowledges that, by arranging for the scanned signature of an authorized representative to appear on this Award, it agrees to be bound by the terms of this Award

/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President and General Counsel

ACCEPTANCE:

By accepting this Award and signing below, Participant hereby acknowledges that a copy of the Plan and a copy of the Plan prospectus, as amended, are available upon request from the Company’s Stock Administration department and can also be accessed electronically. Participant represents that Participant has read and understands the terms and conditions thereof, and accepts the Award subject to all the terms and conditions of the Plan, the Award and Appendix A. Participant acknowledges that there may be adverse tax consequences due to the Award and that Participant should consult a tax advisor to determine his or her actual tax consequences. Participant must accept the terms of this Award by executing and delivering a signed paper version of this Award to the Company within thirty (30) days, otherwise the Company may, at its discretion, rescind the Award in its entirety

ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY CLASS 1 NATIONAL INSURANCE LIABILITY TO THE PARTICIPANT

1. Parties

This Election is between:

(A) The Participant who is employed by one of the U.K. companies listed in the Schedule attached hereto (the “Employer”), and who is eligible to receive Restricted Stock Units pursuant to the Electronic Arts Inc. 2000 Equity Incentive Plan, as amended (the “Plan”); and

(B) Electronic Arts Inc. of 209 Redwood Shores Parkway, Redwood City, CA 94065, United States of America (the “Company”), which may grant Restricted Stock Units under the Plan and is entering into this Form of Election on behalf of the Employer.

2. Purpose of Election

2.1 This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on:

(i) the acquisition of securities pursuant to the Restricted Stock Units; and/or

(ii) the assignment or release of the Restricted Stock Units in return for consideration; and/or

(iii) the receipt of any other benefit in money or money’s worth in connection with the Restricted Stock Units,

(each, a “Taxable Event”) pursuant to section 4(4)(a) of the Social Security Contributions and Benefits Act 1992.

2.2 This Election applies to all Restricted Stock Units granted to the Participant under the Plan on or after March 1, 2006 up to the termination date of the Plan.

3. The Election

The Participant and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Participant. The Participant understands that by signing this Election he or she will become personally liable for the Employer’s Liability covered by this Election.

4. Payment of the Employer’s Liability

4.1 The Participant hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Participant at any time after the Taxable Event:

(i) by deduction from salary or any other payment payable to the Participant at any time on or after the date of the Taxable Event; and/or

(ii) directly from the Participant by payment in cash or cleared funds; and/or

(iii) by arranging, on behalf of the Participant, for the sale of some of the securities which the Participant is entitled to receive in respect of the Restricted Stock Units; and/or

(iv) through any other method as set forth in the award agreement entered into between the Participant and the Company.

4.2 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Participant until full payment of the Employer’s Liability is received.

4.3 The Company agrees to remit the Employer’s Liability to the HM Revenue and Customs on behalf of the Participant within 14 days after the end of the UK tax month during which the Taxable Event takes place.

5. Duration of Election

5.1 The Participant and the Company agree to be bound by the terms of this Election regardless of whether the Participant is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2 This Election will continue in effect until the earliest of the following:

(i) such time as both the Participant and the Company agree in writing that it should cease to have effect;

(ii) on the date the Company serves written notice on the Participant terminating its effect;

(iii) on the date the HM Revenue and Customs withdraws approval of this Election; or

(iv) on the date the Election ceases to have effect in accordance with its terms.

5.3 This Election will continue in force regardless of whether the Participant ceases to be an employee of the Employer.

The Participant acknowledges that by executing and delivering a signed paper version of this Award, the Participant agrees to be bound by the terms of this Election as stated above.

SCHEDULE OF EMPLOYER COMPANIES

The employing companies to which this Form of Election relates are:

NAME:	ADDRESS:

Electronic Arts Limited

Registered Office: 2000 Hillswood Drive, Chertsey, Surrey, KT16 0EU

Registered Number: 2057591

Corporation Tax District: Berkshire Area Compliance, Sapphire Plaza, Watlington Street, Reading, Berks, RG1 4TA

Corporation Tax Reference: 610 66920 04659

PAYE Tax District(s): Northeast Metropolitan Area, 119 Grange Road, Middlesbrough, TS1 2XA

PAYE Reference: 120/E48

Criterion Software Limited

Registered Office: Westbury Court, Buryfields, Guildford, Surrey GU2 4YZ

Registered Number: 4330852

Corporation Tax District: Berkshire Area Compliance, Sapphire Plaza, Watlington Street, Reading, Berks, RG1 4TA

Corporation Tax Reference: 610 66920 04659

PAYE Tax District(s): Surrey & NorthEast Hampshire Area, Dukes Court, Duke Street, Woking, GU21 5XR

PAYE Reference: 765/C1321

Sign:		Date:
Participant Name

APPENDIX A

ELECTRONIC ARTS INC.

EMPLOYEE SHARE OWNERSHIP AWARD

(FOR EMPLOYEES IN THE UNITED KINGDOM)

1. Award. Each Award Unit represents the unsecured right to receive one share of Electronic Arts Inc. common stock, $0.01 par value per share (“Common Stock”), subject to certain restrictions and on the terms and conditions contained in this Employee Share Ownership Award (“Award”) and the Electronic Arts’ 2000 Equity Incentive Plan, as amended (the “Plan”). In the event of any conflict between the terms of the Plan and this Award, the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

2. No Shareholder Rights. The Award does not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Award shall remain forfeitable at all times prior to the date on which such rights become vested.

3. Conversion of Award Units; Issuance of Common Stock. No Shares of Common Stock shall be issued to Participant prior to the date on which the Award Units vest. After any Award Units vest, the Company shall promptly cause to be issued in book-entry form, registered in Participant’s name or in the name of Participant’s legal representatives or heirs, as the case may be, Common Stock in payment of such vested whole Award Units; provided, however, that in the event such Award Units do not vest on a day during which the Company’s Common Stock is quoted on the Nasdaq National Market (or traded on such other principal national securities market or exchange on which the Company’s Common Stock may then be listed) (“Trading Day”), the Company shall cause such Common Stock to be issued on the next Trading Day following the date on which such Award Units vest; provided, further, that in no event shall the Company cause such Shares to be issued later than two (2) months after the date on which such Award Units vest. For purposes of this Award, the date on which vested Award Units are converted into Common Stock shall be referred to as the “Conversion Date.” Notwithstanding Section 7 of the Plan or any other discretion contained in the Plan, in no event shall Award Units be paid in cash.

4. Fractional Award Units. In the event Participant is vested in a fractional portion of an Award Unit (a “Fractional Portion”), such Fractional Portion shall not be converted into a Share or issued to Participant. Instead, the Fractional Portion shall remain unconverted until the final vesting date for the Award Units; provided, however, if Participant vests in a subsequent Fractional Portion prior to the final vesting date for the Award Units and such Fractional Portion taken together with a previous Fractional Portion accrued by Participant under this Award would equal or be greater than a whole Share, then such Fractional Portions shall be converted into one Share; provided, further, that following such conversion, any remaining Fractional Portion shall remain unconverted. Upon the final vesting date, the value of any remaining Fractional Portion(s) shall be rounded up to the nearest whole Award Unit at the same time as the conversion of the remaining Award Units and issuance of Common Stock described in section 3 above.

5. Restriction on Transfer. Neither the Award Units nor any rights under this Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant other than by will or by the laws of descent and distribution, and any such purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company.

6. Termination of Employment.

(a) Forfeiture of Unvested Award Units Upon Termination of Employment, Other than Death or Disability. In the event that Participant’s employment or service is Terminated for any reason other than death or Disability and the Award Units are not yet fully vested as of the date of Termination, then the unvested Award Units shall be forfeited immediately upon such Termination, as described in Section 8(k) below.

(b) Termination of Employment Due to Death or Disability. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability after the first anniversary of the Vesting Start Date, a pro-rata portion of the Award Units, to the extent that the Award Units are partially vested on the Termination date (as described below), will be converted into Shares and issued to the Participant, or Participant’s legal representatives or heirs, as the case may be. If the Participant’s employment with the Company or Subsidiary is Terminated due to death or Disability, before the first anniversary of the Vesting Start Date, the entire Award shall be forfeited. In determining the pro-rata portion of the Award Units that are vested on the Termination date, the Committee will consider the number of months worked by Participant during the 12-calendar month period preceding the next anniversary of the Vesting Start Date under the following formula:

Number of Award Units scheduled to vest on the next anniversary of the Vesting Start Date	multiplied by	[Number of calendar months worked by Participant during the 12-month period prior to the next anniversary of the Vesting Start Date] divided by 12

Participant shall be deemed to have worked a calendar month if Participant has worked any portion of that month. The Committee’s determination of vested Award Units shall be in whole Award Units only and will be binding on the Participant.

7. Forfeiture of Pro-Rata Portion of Award Units Upon Cessation of Full-Time Employment Status. Except as provided in this section, the Award Units shall be forfeited in part, if Participant ceases to be a full-time employee, but remains an employee of the Company or Subsidiary. If the Participant ceases to be a full-time employee for any reason other than Disability but remains an employee of the Company or Subsidiary, the number of Award Units shall be reduced by the result of the following formula:

Total number of unvested Award Units	multiplied by

[[X minus Y] divided by X]

Where X equals the number of hours in Participant’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Participant’s regularly-scheduled workweek after ceasing to be a full-time employee.

Unless otherwise determined by the Committee or required by local law, a Participant shall be deemed to be a “full-time” employee if Participant works not less than 40 hours per week or such other number of minimum hours per workweek then considered by the Company in its sole discretion to be “full-time”. The Award shall continue to vest as set forth in the Award, provided the Participant is continuously employed by the Company or Subsidiary during the relevant vesting period. If Participant later returns to a full-time employee status, the forfeited Award Units shall not be reinstated.

8. Acknowledgement of Nature of Plan and Award. In accepting the Award, Participant acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and the Award;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Award Units, or benefits in lieu of Award Units, even if Award Units have been granted repeatedly in the past;

(c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(d) nothing in the Plan or the Award shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or Participant’s employer or limit in any way the right of the Company or Participant’s employer to Terminate Participant’s employment or service relationship at any time, with or without cause.

(e) Participant’s participation in the Plan is voluntary;

(f) the Award Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or Participant’s employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g) the Award Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event may be considered as compensation for, or relating in any way to, past services for the Company or Participant’s employer;

(h) in the event that Participant is not an employee of the Company, the Award and Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company; and furthermore, the Award will not be interpreted to form an employment or service contract or relationship with Participant’s employer or any Subsidiary;

(i) the future value of the underlying Shares of Common Stock is unknown and cannot be predicted with certainty;

(j) in consideration of the Award, no claim or entitlement to compensation or damages shall arise from termination of the Award Units or diminution in value of the Award Units or Shares of Common Stock received upon vesting of the Award Units resulting from Termination of Participant’s employment by the Company or Participant’s employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Participant’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the Award, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(k) except as otherwise provided by the Committee, in the event of Termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive an Award and vest in the Award Units under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Award;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares of Common Stock; and

(m) Participant is hereby advised to consult with his or her own tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Tax Withholding. Regardless of any action the Company or Participant’s employer takes with respect to any or all income tax (including federal, state, and/or local taxes), primary and secondary Class 1 National Insurance contributions, payroll tax, or other applicable taxes (“Tax Items”) in connection with the Award, Participant hereby acknowledges and agrees that the ultimate liability for all Tax Items legally due by Participant is and remains the responsibility of Participant.

Participant acknowledges and agrees that the Company and/or Participant’s employer: (i) make no representations nor undertakings regarding the treatment of any Tax Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting, assignment, release or cancellation of the Award Units, the subsequent sale of the Shares of Common Stock acquired under the Plan and the receipt of any dividends; and (ii) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax Items.

(a) Notwithstanding any contrary provision of this Award, as a condition of the Award Units vesting and the Shares of Common Stock subject to the Award Units (“Award Shares”) being issued to Participant, Participant must pay or make adequate arrangements satisfactory to the Company and/or Participant’s employer to satisfy all withholding obligations for Tax Items of the Company and/or Participant’s employer with respect to the event giving rise to the Tax Items (the “Chargeable Event”). In this respect, unless Participant expressly elects to pay for Tax Items due under this Award and pays for such Tax Items (in an estimated amount) at least seven days prior to the Chargeable Event, Participant authorizes the Company and/or Participant’s employer, at their discretion and if permissible under local law, to satisfy the obligations with regard to all Tax Items legally payable by Participant by one or a combination of the following:

(i) withholding Shares from the delivery of the Award Shares to Participant, provided that the Company only withholds a number of whole Shares with a Fair Market Value equal to or below the minimum withholding amount for Tax Items, provided, however, that in order to avoid issuing fractional Shares, the Company may round up to the next nearest number of whole Shares, as long as the Company issues no more than a single whole Share in excess of the minimum withholding obligation for Tax Items. For example, if the minimum withholding obligation for Tax Items is $225 and the Fair Market Value of the Common Stock is $50 per share, then the Company may withhold up to five (5) Shares from the delivery of Award Shares to Participant on the Conversion Date. The Company or the Participant’s employer will remit the total amount withheld for Tax Items to the appropriate tax authorities; or

(ii) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or Participant’s employer or from proceeds of the sale of Award Shares; or

(iii) selling or arranging for the sale of Award Shares.

Participant shall pay to the Company or Participant’s employer any amount of Tax Items that the Company or Participant’s employer may be required to withhold with respect to the Chargeable Event that cannot be satisfied by one or more of the means previously described. If Participant fails to make satisfactory arrangements for the payment of any Tax Items by the Due Date, which is 90 days, or such other period as required under U.K. law, after the Chargeable Event, Participant agrees that the amount of any uncollected Tax Items shall constitute a loan owed by Participant to Participant’s employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current HM Revenue and Customs Official Rate and it will be immediately due and repayable, and the Company and Participant’s employer may recover it any time thereafter by any of the means referred to above. If any of the foregoing methods of collection are not allowed under applicable law or if Participant fails to comply with his or her obligations in connection with Tax Items as described in this section, the Company may refuse to deliver the Award Shares.

10. Joint Election. As a condition of the Award Units vesting and the Award Shares being issued to Participant, Participant agrees to accept any liability for secondary Class 1 National Insurance contributions (“Employer NICs”) which may be payable by the Company or Participant’s employer with respect to the Chargeable Event. To accomplish the foregoing, Participant agrees to execute a joint election between the Company and/or Participant’s employer and Participant (the “Election”), the form of such Election being formally approved by the HM Revenue and Customs, and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or Participant’s employer. If Participant does not enter into the Election prior to the first vesting date, or if the Election is revoked at any time by the HM Revenue and Customs, the Award

Units shall cease vesting and shall become null and void without any liability to the Company and/or Participant’s employer. Participant further agrees that the Company and/or Participant’s employer may collect the Employer NICs from Participant by any of the means set forth above in Section 9.

11. Compliance with Laws and Regulations. The issuance and transfer of Common Stock shall be subject to compliance by the Company and Participant with all applicable requirements of federal, state and foreign laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Company is not required to issue or transfer Common Stock if to do so would violate such requirements.

12. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award and any other Award materials by and among, as applicable, Participant’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and Participant’s employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to E*Trade Financial Services, Inc. or such other stock plan service provider as may be selected by Participant or as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services, Inc. and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

13. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Award or future awards made under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

14. Authority of the Board and the Committee. Any dispute regarding the interpretation of the Award shall be submitted by Participant, Participant’s employer, or the Company, forthwith to either the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Participant, Participant’s employer, and/or the Company.

15. Deferral of Compensation. Payments made pursuant to this Plan and Award are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Award agreement to ensure that all Awards are made in a manner that qualifies for exemption from or complies with Section 409A of the Code, provided however, that the Company makes no representations that the Award will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to this Award.

16. Governing Law and Choice of Venue. The Award as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award.

18. Agreement Severable. In the event that any provision in this Award agreement is held to be invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award agreement.

19. Entire Agreement. The Award, including this Appendix A and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.